UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

March 26, 2026
Date of Report (Date of earliest event reported)

HOPE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50245	95-4849715
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Wilshire Boulevard, Suite 1400
Los Angeles, California 90010
(Address of principal executives offices, including zip code)

(213) 639-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock	,	par value $0.001 per share	HOPE	NASDAQ Global Select Market
(Title of class)			(Trading Symbol)	(Name of exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2026, the board of directors (the “Board”) of Hope Bancorp, Inc. (the “Company”) and its bank subsidiary, Bank of Hope (the “Bank”), approved the promotion of Peter J. Koh to the position of President & Chief Operating Officer of the Bank, effective April 1, 2026. Prior to the promotion, Mr. Koh served as Senior Executive Vice President and Chief Operating Officer of the Bank. Kevin S. Kim, who served as the Chairman, President and Chief Executive Officer of the Company and the Bank, will continue to serve as the Chairman and Chief Executive Officer of the Company and the Bank and as the President of the Company.
There are no family relationships between Mr. Koh and any of the Company or Bank's current directors or executive officers, however, Mr. Koh is related to former director and Honorary Chairman Steven S. Koh, who retired from the Board on December 31, 2025. There are no arrangements or understandings between Mr. Koh and any other persons pursuant to which he was selected to his position. Other than the foregoing, Mr. Koh does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Identification and business experience information for Mr. Koh is described in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 11, 2025, and is incorporated herein by reference. In connection with the promotion of Mr. Koh, the following changes to his compensation go into effect on April 1, 2026: (i) an increase of his base salary to $600,000, (ii) an increase to his short-term incentive plan target opportunity to 80% of his salary, and (iii) an increase to his long-term incentive plan target opportunity to 80% of his base salary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOPE BANCORP, INC.

Date: April 1, 2026	By:	/s/ Kevin S. Kim
Kevin S. Kim
Chairman, President and Chief Executive Officer